CERTAIN TRANSACTIONS	12 Months Ended
Dec. 31, 2015
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – CERTAIN TRANSACTIONS:

a. Business transactions:

Japanese business venture:

In November 2015, Teva and Takeda Pharmaceutical Company Limited ("Takeda") entered into a definitive agreement to establish a partnership in Japan. The new business venture, intended to create a leading generic pharmaceutical company in Japan, is expected to start operating in the second calendar quarter of 2016.

Teva will have a 51% stake in the new company and Takeda will have the remaining 49%; as such, Teva is expected to consolidate the business venture as part of the consolidated financial statements. As the transaction will not become effective until closing, there was no material financial impact for Teva in 2015.

Rimsa acquisition:

On October 1, 2015, Teva entered into a definitive agreement to acquire Representaciones e Investigaciones Médicas, S.A. de C.V. (“Rimsa”), a leading pharmaceutical company in Mexico, along with a portfolio of products, companies, intellectual property, assets and pharmaceutical patents, for an aggregate of $2.3 billion, in a cash free, debt free set of transactions. This acquisition is expected to add a portfolio of patent-protected drugs to Teva's business in Latin America.

The transaction is expected to be funded through a combination of available cash and lines of credit. Subject to satisfaction of the closing conditions, Teva expects the acquisition to close in the first quarter of 2016.

Actavis Generics acquisition:

On July 27, 2015, Teva announced that it entered into a definitive agreement with Allergan plc to acquire Allergan's worldwide generic pharmaceutical business ("Actavis Generics"). Teva will pay total consideration of $33.75 billion in cash and approximately 100 million Teva shares, to be issued to Allergan at the closing of the transaction. At the time of the announcement, total consideration was estimated to be $40.5 billion. However, the final consideration will be based on the closing price of Teva's ordinary shares at the date of acquisition. Closing of the transaction is subject to certain conditions, including relevant regulatory approvals. We continue to work toward satisfying all conditions in order to close by the end of the first quarter of 2016; however, it is possible that closing may be slightly delayed.

On September 25, 2015, Teva entered into a $27 billion bridge loan credit agreement with various banks, to finance a portion of the Actavis Generics acquisition. Any loan under the bridge facility would bear an interest rate of LIBOR plus a margin ranging from 0.30% to 1.65%, so long as Teva maintains an investment-grade credit rating. On November 16, 2015, Teva reduced the amount of the bridge loan from $27 billion to $22 billion and entered into term facilities amounting to $5 billion with a syndicate of banks. The term facilities are split into two tranches of $2.5 billion each, with the first tranche maturing in full after three years and the second tranche maturing in five years with payment installments each year. To date, Teva has not drawn any funds under the bridge loan or the term facilities.

On December 8, 2015, Teva closed public offerings consisting of 54 million American Depositary Shares ("ADSs") at $62.50 per ADS and 3,375,000 of its 7.00% mandatory convertible preferred shares at $1,000 per share. On January 6, 2016, Teva sold an additional 5.4 million ADSs and 337,500 mandatory convertible preferred shares pursuant to the exercise of the underwriters' over-allotment option. The net proceeds from the offerings were approximately $7.2 billion, after estimated underwriting discounts, commissions and offering expenses payable by Teva. Teva intends to use the net proceeds from these offerings towards the cash portion of the purchase price for Actavis Generics and related fees and expenses, for the pending acquisition of Rimsa or otherwise for general corporate purposes. Pending such use, the Company used certain of such proceeds to repay certain indebtedness.

Auspex acquisition:

In May 2015, Teva acquired Auspex Pharmaceuticals, Inc. ("Auspex"), an innovative biopharmaceutical company specializing in applying deuterium chemistry to known molecules to create novel therapies with improved safety and efficacy profiles, for net cash consideration of $3.3 billion.

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These preliminary estimates are subject to revision, which may result in adjustments to the preliminary values presented below.

U.S.$ in millions
Cash and cash equivalents	$201
Other current assets	6
Deferred taxes and other assets	126
Identifiable intangible assets:
Research and development in-process	3,143
Goodwill	1,146

Total assets acquired	4,622

Current liabilities	29
Deferred taxes	1,131

Total liabilities assumed	1,160
Net assets acquired	$3,462

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

Eagle license agreement:

On February 13, 2015, Teva entered into an exclusive license agreement with Eagle Pharmaceuticals, Inc. ("Eagle") for Eagle's EP-3102, a bendamustine hydrochloride rapid infusion product for the treatment of chronic lymphocytic leukemia (CLL) and indolent B-cell non-Hodgkin lymphoma (NHL).

Under the terms of the agreement, Eagle received an upfront cash payment of $30 million, a first milestone payment of $15 million and may receive up to $65 million in additional milestone payments as well as royalties on net sales.

As the transaction was accounted as a business combination, the acquisition consideration was attributed to net assets on the basis of fair value of assets acquired and liabilities assumed based on a preliminary valuation.

Other 2015 transactions:

During 2015, Teva acquired stakes in Gecko Health Innovations, Inc., Immuneering Corporation and Microchips Biotech, Inc. for an aggregate of approximately $102 million and certain contingent payments.

Labrys acquisition:

In July 2014, Teva fully acquired Labrys Biologics, Inc. ("Labrys") for an upfront cash payment of $207 million and up to $625 million in contingent payments upon achievement of certain milestones. Labrys is a development stage biotechnology company focused on treatments for chronic migraine and episodic migraine.

At the time of the acquisition, the potential additional payments were evaluated and recorded at a fair value of $251 million.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

NuPathe acquisition:

In February 2014, Teva completed the acquisition of NuPathe Inc. ("NuPathe"). NuPathe's leading product is Zecuity®, a prescription migraine patch approved by the FDA for the acute treatment of migraine with or without aura in adults.

Teva purchased all of NuPathe's shares for consideration of $163 million and up to $130 million in contingent payments upon the achievement of sales-based milestones for Zecuity®. At the time of the acquisition, these potential additional payments were evaluated and recorded at a fair value of $106 million, based on the probability of achieving these milestones.

Pro forma information giving effect to the acquisition has not been provided as the results would not be material.

b. Significant collaborative agreements:

<>The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development costs or business risks. The Company's most significant agreements of this nature are summarized below. <

<With Takeda:

During 2014, Teva and Takeda entered into agreements allowing Takeda to commercialize Teva's innovative treatments for Parkinson's disease and multiple scleroses (marketed globally under the product names Copaxone® and Azilect®) in Japan. Under these agreements, Teva is entitled to certain development, regulatory and sales-based milestones and royalty payments.

With The Procter & Gamble Company (“P&G”):

In November 2011, Teva formed PGT Healthcare, a consumer healthcare joint venture with The Procter & Gamble Company (“P&G”). Headquartered in Geneva, Switzerland, the joint venture focuses on branded OTC medicines in categories such as cough/cold and allergy, digestive wellness, vitamins, minerals and supplements, analgesics and skin medications, and operates in all markets outside North America. Its leading brands are Vicks®, Metamucil®, Pepto-Bismol®, and ratiopharm. PGT Healthcare's strengths include P&G's strong brand-building, consumer-led innovation and go-to-market capabilities; Teva's broad geographic reach, experience in R&D, regulatory and manufacturing expertise and extensive portfolio of products, and each company's scale and operational efficiencies.

Teva owns 49% of the joint venture, and P&G holds a controlling financial interest of 51%. The Company recognizes profits of the joint venture based on Teva's ownership percentage. The joint venture has certain independent operations and contracts for other services from its two partners in an effort to leverage their scale and capabilities and thereby maximize efficiencies. Such services include research and development, manufacturing, sales and distribution, administration and other services, provided under agreements with the joint venture. The partners have certain rights to terminate the joint venture after seven years and earlier under other circumstances.

In July 2014, Teva sold its U.S. OTC plants, which were purchased as part of the agreement, back to P&G.

c. Agreements with related parties:

In December 2012, Teva entered into a collaborative development and exclusive worldwide license agreement with Xenon for its compound XEN402. XEN402 (now designated TV-45070 by Teva) targets sodium channels found in sensory nerve endings that can increase in chronic painful conditions, and is currently in Phase II clinical development for a variety of pain-related disorders. Under the agreement, Teva paid Xenon an upfront fee of $41 million. In addition, Teva may be required to pay development, regulatory and sales-based milestones of up to $335 million. Xenon is also entitled to royalties on sales and has an option to participate in commercialization in the United States. As required by the agreement, in November 2014, Teva invested an additional $10 million in Xenon in connection with its initial public offering. Dr. Michael Hayden, Teva's President of Global R&D and Chief Scientific Officer, is the founder, a minority shareholder and a member of the board of directors of Xenon. In order to avoid potential conflicts of interest, Teva has established certain procedures to exclude Dr. Hayden from involvement in Teva's decision-making related to Xenon.